                                                                    EXHIBIT 10.2

------------------------------------------------------------------------------------------------------------------------------------
    AWARD/CONTRACT                   1. THIS CONTRACT IS A RATED ORDER          RATING                             PAGE OF PAGES
                                        UNDER DPAS (15 CFR 350)                 DX-A2                                1      17
------------------------------------------------------------------------------------------------------------------------------------
2. CONTRACT (Proc. Insl. ident.) NO. 3. EFFECTIVE DATE                          4. REQUISITION/PURCHASE REQUEST/PROJECT NO.
DASG60-02-C-0029                                        07 May 2002             VH2A935000-01
------------------------------------------------------------------------------------------------------------------------------------
5. ISSUED BY             CODE W31RPD 6. ADMINISTERED BY (if other than item 5)                                      CODE S0513A

US ARMY SPACE AND MISSILE DEFENSE    DCM SANTA ANA
SMDC-CM-AK, BAUGH                    34 CIVIC CENTER PLAZA
256-955-1254                         P.O. BOX C 12700
P.O. BOX 1500                        SANTA ANA CA 92712-2700
HUNTSVILLE AL 35807-3801
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7. NAME AND ADDRESS OF CONTRACTOR (No., street, city, county, state and zip code)       8. DELIVERY
                                                                                [ ] FOB ORIGIN    [X] OTHER (See below)
IRVINE SENSORS CORPORATION                                                      ----------------------------------------------------
3001 REDHILL AVENUE                                                             9. DISCOUNT FOR PROMPT PAYMENT
BLDG 4
COSTA MESA CA 92626-0000
                                                                                ----------------------------------------------------
                                                                                10. SUBMIT INVOICES                 ITEM
                                                                                (4 copies unless otherwise
                                                                                specified)
                                                                                TO THE ADDRESS
                                                                                SHOWN IN:
--------------------------------------------------------------------------------
CODE 54266                           FACILITY CODE
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11. SHIP TO/MARK FOR     CODE                                                   12. PAYMENT WILL BE MADE BY         CODE HQ0339

                                                                                DFAS-COLUMBUS CENTER
                                                                                DFAS-CO/WEST ENTITLEMENT OPERATION
                                                                                P.O. BOX 182381
SEE SCHEDULE                                                                    COLUMBUS OH 43218-2381

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13. AUTHORITY FOR USING OTHER THAN FULL AND OPEN                                14. ACCOUNTING AND APPROPRIATION DATA
    COMPETITION:
 [ ] 10 U.S.C. 2304(c)(  )  [ ] 41 U.S.C. 253(c)(  )                            See Schedule
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15A. ITEM NO                         15B. SUPPLIES/SERVICES      15C. QUANTITY   15D. UNIT        15E.UNIT PRICE          15F.AMOUNT
------------------------------------------------------------------------------------------------------------------------------------


                                           SEE SCHEDULE


------------------------------------------------------------------------------------------------------------------------------------
                                                                                15G. TOTAL AMOUNT OF CONTRACT       $     958,998.00
------------------------------------------------------------------------------------------------------------------------------------
                                     16. TABLE OF CONTENTS
------------------------------------------------------------------------------------------------------------------------------------
[X] SEC        DESCRIPTION                      PAGE(S)         [X]  SEC.            DESCRIPTION                           PAGE(S)
------------------------------------------------------------------------------------------------------------------------------------
         PART I - THE SCHEDULE                                           PART II - CONTRACT CLAUSES
------------------------------------------------------------------------------------------------------------------------------------
[X] A SOLICITATION/CONTRACT FORM                 1 - 1          [X]   I      CONTRACT CLAUSES                              13
------------------------------------------------------------------------------------------------------------------------------------
[X] B SUPPLIES OR SERVICES AND PRICES/COSTS      2                 PART III-LIST OF DOCUMENTS, EXHIBITS AND OTHER ATTACHMENTS
------------------------------------------------------------------------------------------------------------------------------------
[ ] C DESCRIPTION/SPECS./WORK STATEMENT                         [X]   J      LIST OF ATTACHMENTS                           17
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[ ] D PACKAGING AND MARKING                                               PART IV - REPRESENTATIONS AND INSTRUCTIONS
------------------------------------------------------------------------------------------------------------------------------------
[X] E INSPECTION AND ACCEPTANCE                  4              [ ]   K      REPRESENTATIONS, CERTIFICATIONS AND
-----------------------------------------------------------
[X] F DELIVERIES OR PERFORMANCE                  5                           OTHER STATEMENTS OF OFFERORS
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[X] G CONTRACT ADMINISTRATION DATA               7              [ ]   L      INSTRS.. CONDS.. AND NOTICES TO OFFERORS
------------------------------------------------------------------------------------------------------------------------------------
[X] H SPECIAL CONTRACT REQUIREMENTS              9              [ ]   M      EVALUATION FACTORS FOR AWARD
------------------------------------------------------------------------------------------------------------------------------------
                                  CONTRACTING OFFICER WILL COMPLETE ITEM 17 OR 18 AS APPLICABLE
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17 [X] CONTRACTOR'S NEGOTIATED AGREEMENT   Contractor is        18 [ ] AWARD (Contractor is not required to sign this document)
required to sign this document and return / copies to issuing                            Your offer on Solicitation Number
office.) Contractor agrees to furnish and deliver all items or
perform all the services set forth or otherwise identified        __________________________________________________________________
above and on any continuation sheets for the consideration        including the additions or changes made by you which additions or
stated herein. The rights and obligations of the parties to       changes are set forth in full above, is hereby accepted as to the
this contract shall by subject to and governed by the following   items listed above and on any continuation sheets. This award
documents: (a) this award/contract, (b) the solicitation, if      consummates the contract which consists of the following
any, and (c) such provisions, representations, certifications,    documents: (a) the Government's solicitation and your offer, and
and specifications, as are attached or incorporated by            (b) this award/contract. No further contractual document is
reference herein.                                                 necessary.
(Attachments are listed herein)
------------------------------------------------------------------------------------------------------------------------------------
19A. NAME AND TITLE OF SIGNER (Type or print)                   20A. NAME AND TITLE OF CONTRACTING OFFICER
     John C. Carson, President                                  NICOLE BAUGH/CONTRACTING OFFICER
------------------------------------------------------------------------------------------------------------------------------------
19B. NAME OF CONTRACTOR              19C. DATE SIGNED           20B. UNITED STATES OF AMERICA                       20C. DATE SIGNED
     Irvine Sensors Corporation           5/7/02                                                                    08-May-2002
     /s/ John C. Carson                                         BY /s/ Nicole Baugh
     ---------------------------                                   ---------------------------
     (Signature of person authorized to sign)                   (Signature of Contracting Officer)
------------------------------------------------------------------------------------------------------------------------------------
NSN 7540-01-152-8069                                       26-107                                       STANDARD FORM 26 (REV. 4-85)

PREVIOUS EDITION UNUSABLE                           GPO 1985 O-469-794                                  Prescribed by GSA
                                                                                                        FAR (48 CFR) 53.214(a)

                                                                DASG60-02-C-0029

SECTION B Supplies or Services and Prices

ITEM NO     SUPPLIES/SERVICES         QUANTITY           UNIT
0001                                                     LOT
            SBIR Phase III - Basic Effort

            CPFF - Work as set forth in Irvine Sensor Corporation's Small Business Innovation Research Program Proposal for "Silicon Brain Initiative," pages 2 through 3, incorporated by reference as set forth in Section J.

                                   ESTIMATED COST          $       909,946.00
                                        FIXED FEE          $        49,052.00
                                                           -------------------
                                                           $       958,998.00
                                   TOTAL EST COST + FEE
            ACRN AA Funded Amount                          $       650,000.00

ITEM NO     SUPPLIES/SERVICES         QUANTITY           UNIT      AMOUNT
0002                                  1                    LOT               NSP
            Data Items
            CPFF - Data to be delivered under this contract shall be that cited in Contract Data Requirements
            List (CDRL), DD Form 1423s, Exhibit A, consisting of Exhibit Line Item Nos. A001 through A004.
            Contractor may submit reports in accordance with Data Item Description (DD Forms 1664) incorporated by reference as set forth in Section J.

CLAUSES INCORPORATED BY FULL TEXT

COMPLETION TYPE COST REIMBURSEMENT CONTRACT:

         a. Performance of Contract Line Items 0001 and 0002 shall be accomplished on a completion basis as defined in FAR 16.306(d)(1). Pending satisfactory completion of the task, fee payments are provisional and are not final. Fee payments will not become final unless and until the contractor performs the task required by CLIN 0001 and delivers data required by CLIN 0002 and such are accepted by the Government as being satisfactory. In the event the task cannot be completed by the contractor within the estimated cost of CLIN 0001, the Government may require completion of the task without increase in fee, provided the Government increases the estimated cost of CLIN 0001 under the LIMITATION OF COST or FUNDS contract clause.

         b. CLIN 0001 will be considered complete based upon the following:

                                                                DASG60-02-C-0029

         The following deliverables are developed, completed, and accepted:

         3DANN-R Digital Motherboard

         3DANN-R Analog Daughterboard

         c. CLIN 0002 will be considered complete based upon a determination that all data and reports have been submitted and accepted, as set forth in Block 8 of each exhibit line item number of the DD Form 1423.

                                                                DASG60-02-C-0029

SECTION E Inspection and Acceptance

CLAUSES INCORPORATED BY REFERENCE:

52.246-8      Inspection Of Research And Development Cost Reimbursement MAY 2001
252.246-7000  Material Inspection And Receiving Report                  DEC 1991

                                                                DASG60-02-C-0029

SECTION F Deliveries or Performance

CLAUSES INCORPORATED BY REFERENCE:


52.242-15 Alt I Stop-Work Order (Aug 1989) - Alternate I        APR 1984
52.247-34       F.O.B. Destination                              NOV 1991

CLAUSES INCORPORATED BY FULL TEXT

PERIOD OF PERFORMANCE:

         a. The contractor shall provide completion of all tasks required by CLIN 0001 and deliver of all data and reports required by CLIN 0002 no later than nine (9) months after contract award.

DELIVERY OF DATA:

         a. All data shall be delivered IAW FAR 52.247-34, F.O.B. Destination, as specified in Block 14 of DD Form 1423. The contractor shall furnish the Contracting Officer one (1) copy of the transmittal letters submitting data requirements to the Technical Monitor. The extent of the Government's rights in data delivered under the contract shall be governed by Contract Clause 252.227-7018 titled, "Rights in Noncommercial Technical Data and Computer Software - Small Business Innovative Research (SBIR) Program."

         b. Acceptance by the Government of all items delivered hereunder shall be at destination.

MILESTONE EVENTS AND PERFORMANCE PERIOD: The contractor shall accomplish the following milestone events within the specified performance period to assure timely completion of total contract requirements:

                                                                                        WITHIN MONTHS AFTER
              MILESTONE EVENT                                                            DATE OF CONTRACT
              ---------------                                                           -------------------
Digital Motherboard Development
Design and build a motherboard in compact PCI format that contains the control
FPGA, host PCI interface, and I/O FIFO memory buffers.                                           3

Analog Daughterboard Development
Design and build an analog multiplexer circuit to reduce analog board footprint.
Fabricate analog daughterboard that will plug directly into the digital motherboard.             3

Control Firmware Development
Design and debug FPGA firmware to control 3DANN processor and manage data I/O.                   5

Host Driver Software
Develop host driver software to facilitate high-speed data transfer between the host
Computer and 3DANN under DMA control over the PCI bus.                                           6

                                                                DASG60-02-C-0029

Integration and Testing
Test and debug hardware, firmware, and host driver software.                                     8

Application Software Development
Develop interface between existing 3DANN post-processing code and application
Software (ATR), currently running on a PC, with the new 3DANN hardware.                          9

                                                                DASG60-02-C-0029

SECTION G Contract Administration Data

ACCOUNTING AND APPROPRIATION DATA

AA:      972 0400.2501 36-6011 P30603175C00 255Y VH2A935000 S01021
         VH2A93500/2HHA13/H
AMOUNT:  $650,000.00

CLAUSES INCORPORATED BY FULL TEXT

INVOICING AND VOUCHERING:

         a. When authorized by the Defense Contract Audit Agency (DCAA) in accordance with DFARS 242.803(b)(i)(C), the contractor may submit interim vouchers directly to paying offices. Such authorization does not extend to the first and final vouchers. Submit first vouchers to the cognizant DCAA office. Final vouchers will be submitted to the ACO with a copy to DCAA.

         b. Upon written notification to the contractor, DCAA may rescind the direct submission authority.

         c. Should the contractor decline to submit interim vouchers directly to paying offices or if the contractor receives written notification that DCAA has rescinded the direct submission authority, public vouchers, together with any necessary supporting documentation, shall be submitted to the cognizant Defense Contract Audit Agency (DCAA) Office, prior to payment by the Finance and Accounting Office specified in Block 12, Page 1, Section A, of Standard Form 26.

         d. The contractor shall identify on each public voucher: (1) The accounting classification reference number (ACRN) assigned to the accounting classification which pertains to the charges billed, e.g. "ACRN: AA;" (2) the Order Number/PRON; and (3) the words "BMD CONTRACT" in bold type on the face page of the voucher. Since vouchers are paid by Order Number/PRON within accounting classification, it is necessary that the Order Number/PRON be shown on each voucher.

         e. Department of Defense requires that the Taxpayer Identification Number (TIN) be placed on all certified payment vouchers, including non-profit organizations, when submitting payment to the disbursing office. The only exception is foreign vendors, which will have the word "foreign" in the TIN field. Invoices will be returned to the vendor without payment if a TIN is not provided.

         f. The contractor may include in provisional vouchers fixed fee based on the percentage of work completed, subject to the withholding reserve of the contract clause titled "Fixed Fee." The Contracting Officer may elect to withhold or accelerate fee payment based upon the Contractor's actual performance as compared to the milestone events target dates as set forth in Section F hereof.

         g. The Paying Office shall ensure that the voucher is disbursed for each ACRN as indicated on the voucher (or as specified herein).

IDENTIFICATION OF CORRESPONDENCE: All correspondence and data submitted by the contractor under this contract shall reference the contract number.

                                                                DASG60-02-C-0029

CONTRACTING ACTIVITY REPRESENTATIVES:

------------------------------------------------------------------------------------------------
                                         Contractual Matters            Technical Matters
------------------------------------------------------------------------------------------------
NAME:                                    Nicole Baugh                   Gary Mayes
------------------------------------------------------------------------------------------------
ORGANIZATION CODE:                       SMDC-CM-AK                     SMDC-TC-MT-AC
------------------------------------------------------------------------------------------------
TELEPHONE NUMBERS:                       256-955-1254                   256-955-4904
 COMMERCIAL:
------------------------------------------------------------------------------------------------
 DEFENSE SWITCHED NETWORK (DSN):          645-1254                       645-4904
------------------------------------------------------------------------------------------------
EMAIL:                                   Nicole.baugh@smdc.army.mil     Gary.mayes@smdc.army.mil
------------------------------------------------------------------------------------------------

IMPLEMENTATION OF AND EXPLANATION OF THE RELATIONSHIP OF THE LIMITATION OF FUNDS
(LOF) CLAUSE TO FEE OBLIGATIONS: The amount of funds estimated to be required for full performance, including fee(s); the amount of funds allotted pursuant to the Contract Clause hereof entitled, Limitations of Funds; the amount of funds currently obligated for fee; and the estimated period of performance covered by the funds allotted are set forth below. Amounts obligated for fee are separate from and are not to be commingled with the amounts allotted for costs and are not available to the contractor to cover costs in excess of those allotted to the contract for cost.

         a.   CLINs 0001 and 0002

              (1)  Amount Required for Full Funding,
                   Including Fee(s):                                $    958,998

              (2)  Amount Allotted Under the LOF Clause
                   for Payment of Costs:                            $    616,759

              (3)  Amount Separately Obligated for
                   Payment of Fee:                                  $     33,241

              (4)  Total Amount Allotted and Obligated:             $    650,000

              (5)  Net Amount Required for Full Funding:            $    308,998

              (6)  Estimated Period of Performance
                   the Allotted Amount Will Cover                      15 Nov 02

                                                                DASG60-02-C-0029

SECTION H Special Contract Requirements

CLAUSES INCORPORATED BY FULL TEXT

PUBLIC RELEASE OF INFORMATION:

         a. In accordance with DFARS 252.204-7000, Disclosure of Information, The Contractor shall not release to anyone outside the Contractor's organization any unclassified information, regardless of medium (e.g., film, tape, document), pertaining to any part of this contract or any program related to this contract, unless the Contractor has written approval or the information is otherwise in the public domain before the date of release.

         b. Requests for approval shall identify the specific information to be released, the medium to be used, and the purpose for the release. The Contractor shall submit its request to the Technical Monitor noted in the contract, Section H, at least 45 days before the proposed date for release. All material to be cleared shall be sent by certified mail/return receipt requested to:

            U.S. Army Space and Missile Defense Command
            ATTN:  Insert Technical Office POC
            P. O. Box 1500
            Huntsville, AL 35807-3801

         c. The Technical Monitor shall process the request in accordance with SMDC form 614-R.

         d. If there is no response within 30 days, the Contractor shall resubmit the request to:

            U.S. Army Space and Missile Defense Command
            ATTN: SMDC-PA
            P. O. Box 1500
            Huntsville, AL 35807-3801

         e. The Contractor agrees to include a similar requirement in each subcontract under this contract. Subcontractors shall submit requests for authorization to release through the prime contractor.

DISTRIBUTION CONTROL OF TECHNICAL INFORMATION:

         a. The following terms applicable to this clause are defined as follows:

            (1) Technical Document. Any recorded information that conveys scientific and technical information or technical data.

            (2) Scientific and Technical Information. Communicable knowledge or information resulting from or pertaining to conducting and managing a scientific or engineering research effort.

            (3) Technical Data. Recorded information related to experimental, developmental, or engineering works that can be used to define an engineering or manufacturing process or to design, procure, produce, support, maintain, operate, repair, or overhaul material. The data may be graphic or pictorial delineations in media such as drawings or photographs, text in specifications or related performance or design type documents, or computer printouts. Examples of technical data include research and engineering data, engineering drawings, and associated lists, specifications, standards, process sheets, manuals, technical reports, catalog-item identifications, and related information and computer software documentation.

                                                                DASG60-02-C-0029

         b. Except as may otherwise be set forth in the Contract Data Requirements List (CDRL), DD Form 1423, (i) the distribution of any technical document prepared under this contract, in any stage of development or completion, is prohibited without the approval of the Contracting Officer and
(ii) all technical documents prepared under this contract shall initially be marked with the following distribution statement, warning, and destruction notice:

            (1) DISTRIBUTION STATEMENT B - Distribution authorized to U.S. Government agencies only due to proprietary information and/or Arms Export Control Act Information, (date of determination). Other request for this document shall be referred to SMDC-IM-PA.

TECHNICAL COGNIZANCE AND TECHNICAL DIRECTION:

         a. The U.S. Army Space and Missile Defense Command is the cognizant Government technical organization for this contract and will provide technical direction as defined herein. Technical direction shall be exercised by the following Project Engineer:

            Name           Office symbol             Phone Number
         Gary Mayes        SMDC-TC-MT-AC             256-955-4904

         b. Technical direction, as defined in this clause is the process by which the progress of the contractor's technical efforts are reviewed and evaluated and guidance for the continuation of the effort is provided by the Government. It also includes technical discussions and, to the extent required and specified elsewhere in this contract, defining interfaces between contractors; approving test plans; approving preliminary and critical design reviews; participating in meetings; providing technical and management information; and responding to request for research and development planning data on all matters pertaining to this contract. The contractor agrees to accept technical direction only in the form and procedure set forth herein below.

         c. Except for routine discussions having no impact on contractor performance, any and all technical direction described in paragraph b. above shall only be authorized and binding on the contractor when issued in writing and signed by a Government official designated in a. above. The Technical Direction shall not effect or result in a change within the meaning of the "CHANGES" clause, or any other change in the Scope of Work, price, schedule, or the level of effort required by the contract. Such changes must be executed by the Contracting Officer as a Modification-Change Order, or as a Modification-Supplemental Agreement, as appropriate. It is emphasized that such changes are outside the authority of the Government officials designated in a. above who are not authorized to issue any directions which authorize the contractor to exceed or perform less than the contract requirements. Notwithstanding any provision to the contrary in any Technical Directive, the estimated cost of this contract, and, if this contract is incrementally funded, the amount of funds allotted, shall not be increased or deemed to be increased by issuance thereof.

KEY PERSONNEL: Key personnel (e.g., Principal Investigator, Principal Engineer, or equivalent) must be employed with the firm at the time of award and shall be maintained, to the maximum extent possible, throughout this program. The Principal Investigator must spend more than one-half of his/her time with the firm. Should changes be necessary, the contractor shall notify the Government in writing of the proposed substitutes and their qualifications. Implementation of the changes shall be subject to Government approval.

CONTRACT SECURITY CLASSIFICATION:

         a. This contract is unclassified and does not contain security requirements or a Contract Security Classification Specification, DD Form 254.

         b. In accordance with restrictions required by Executive Order 12470, the Arms Export Control Act (Title 22, USC) (Sec 275), the International Traffic in Arms Regulation (ITAR), or DoD Directive 5230.25, Withholding of Unclassified Technical Data from Public Disclosure, no foreign nationals will be permitted to work on a contract without the express permission of the Contracting Officer.

                                                                DASG60-02-C-0029

         c. Should the government determine that the technology has developed to a point where the information warrants protection under Executive Order 12958, Classified National Security Information, a DD Form 254 and an approved classification guide will be issued to the contractor and appropriate steps will be taken under the contract to protect the material.

METRIC AND PRODUCT ASSURANCE REQUIREMENTS: The contractor shall assure that all deliverables under this contract shall meet industry standards of quality and, where practical, metric measurements.

SAFETY HAZARDS: The contractor shall identify, control, and document the hazards associated with this effort and the control methods necessary to eliminate or control the hazards. Significant items shall be addressed in status meetings and included in the final report.

ENVIRONMENTAL: The contractor agrees to the following:

         a. All activities performed under this contract shall be conducted in accordance with Federal, State, and local environmental laws and regulations.

         b. Any facility to be used in the performance of this contract shall be in compliance with all Federal, State, and local environmental laws and regulations for its intended use.

PROPOSAL PAGES WITH PROPRIETARY MARKINGS: Pages 2 through 3 of the contractor's SBIR Phase III proposal are incorporated by reference only. With regard to the restriction set forth in the proprietary legend at the bottom of page 1 of contractor's proposal, the contractor agrees that the Government, including Government support contractors who have signed appropriate non-disclosure agreements, may duplicate, use and/or disclose the proprietary pages of his proposal within the Government, to the extent necessary to implement and administer this contract. Such proprietary pages shall retain the proprietary markings placed thereon by the contractor. This special provision does not address or affect the respective rights of the parties in technical data/software delivered to the Government under this contract.

MATERIAL/EQUIPMENT: The contractor will provide all material/equipment necessary to produce and test 3DANN-R Digitial Motherboard and 3DANN-R Analog Daughterboard. The Government will acquire title to the following listed equipment when it is acquired, produced, or first used by the contractor in the performance of this contract. The Contracting Officer will give disposition instructions for such property at the end of the contract period of performance.

                  DESCRIPTION

                  3DANN-R Digital Motherboard

                  3DANN-R Analog Daughterboard

MINIMUM INSURANCE LIABILITY: Pursuant to the requirements of the contract clause 52.228-7, "Insurance - Liability to Third Persons," the contractor shall obtain and maintain at least the following kinds of insurance and minimum liability coverage during any period of contract performance:

         a.       Workman's Compensation and Employers' Liability Insurance:
Compliance with applicable workmen's compensation and occupational disease statutes is required. Employers' liability coverage in the minimum amount of $100,000 is required.

         b. General Liability Insurance: Bodily injury liability insurance, in the minimum limits of $500,000 per occurrence, is required on the comprehensive form of policy; however, property damage liability insurance is not required.

                                                                DASG60-02-C-0029

         c. Automobile Liability Insurance: This insurance is required on the comprehensive form of policy and shall provide bodily injury liability and property damage liability covering the operation of all automobiles used in connection with the performance of the contract. At least the minimum limits of $200,000 per person and $500,000 per occurrence for bodily injury and $20,000 per occurrence for property damage is required.

PATENTS - REPORTING OF SUBJECT INVENTIONS:

         a. The interim and final invention reports shall be submitted on DD Form 882, Report of Inventions and Subcontracts, see http://www.smdc.army.mil/Contracts/Contracts.html and click on the Special Announcements link to see the instructions. In accordance with DFARS 252.227-7039 and FAR 52.227-12, interim reports shall be furnished every twelve
(12) months and final reports shall be furnished within three (3) months after completion of the contracted work. In accordance with FAR 27.305-3(e), when a contractor fails to disclose a subject invention the applicable withholding of payments provision may be invoked.

         b. The contractor shall include the clause at DFARS 252.227-7039 in all subcontracts with small businesses and non profit organizations, regardless of tier, for experimental, developmental, or research work.

         c. The prime contractor shall account for the interim and final invention reports submitted by the subcontractor.

ELECTRONIC DELIVERY OF DATA AND OTHER CORRESPONDENCE TO CONTRACTING ACTIVITY
REPRESENTATIVES:

         a. This contract requires the delivery of contractual correspondence and CDRL items to the Contracting Activity Representatives (the Contract Specialist and the Technical Monitor identified in this contract). It is highly desired, but not required, that these documents be delivered electronically by e-mail/e-mail attachment. (The remainder of CDRL distribution shall be by hardcopy.) Delivery of data and correspondence via e-mail typically provides for quicker and more efficient communications between the contractor and the Contracting Activity Representatives and better serves the needs of all involved.

         b. If the contractor elects to utilize electronic delivery, the following guidelines shall to be used:

                  1. When printed as well as electronic copies are delivered, the electronic version of a document must be identical to the printed copy delivered.

                  2. As a standard file naming convention, each e-mail message subject line shall begin with "SBIR Contract DASG60-02-C-0029," (complete using the Contract Number of this Contract) and be followed by an additional as appropriate.

Example:          "SBIR Contract DASG6O-O1-M-0000, CDRL 0001 Submission"

                  3. Submittals should be readable on Windows NT 4.0 platforms using Microsoft Office 2000.

YEAR 2000 COMPLIANCE:

The Contractor shall ensure products provided under this contract, to include hardware, software, firmware, and middleware, whether acting alone or combined as a system, are Year 2000 compliant as defined in FAR Part 39.

                                                                DASG60-02-C-0029

SECTION I Contract Clauses

CLAUSES INCORPORATED BY REFERENCE:

52.202-1        Definitions                                                         DEC 2001
52.203-3        Gratuities                                                          APR 1984
52.203-5        Covenant Against Contingent Fees                                    APR 1984
52.203-6        Restrictions On Subcontractor Sales To The Government               JUL 1995
52.203-7        Anti-Kickback Procedures                                            JUL 1995
52.203-8        Cancellation, Rescission, and Recovery of Funds for Illegal or      JAN 1997
                Improper Activity
52.203-10       Price Or Fee Adjustment For Illegal Or Improper Activity            JAN 1997
52.203-12       Limitation On Payments To Influence Certain Federal Transactions    JUN 1997
52.204-4        Printed or Copied Double-Sided on Recycled Paper                    AUG 2000
52.209-6        Protecting the Government's Interest When Subcontracting With       JUL 1995
                Contractors Debarred, Suspended, or Proposed for Debarment
52.211-15       Defense Priority And Allocation Requirements                        SEP 1990
52.215-2        Audit and Records--Negotiation                                      JUN 1999
52.215-8        Order of Precedence--Uniform Contract Format                        OCT 1997
52.215-10       Price Reduction for Defective Cost or Pricing Data                  OCT 1997
52.215-12       Subcontractor Cost or Pricing Data                                  OCT 1997
52.215-13       Subcontractor Cost or Pricing Data--Modifications                   OCT 1997
52.215-14       Integrity of Unit Prices                                            OCT 1997
52.215-15       Pension Adjustments and Asset Reversions                            DEC 1998
52.215-16       Facilities Capital Cost of Money                                    OCT 1997
52.215-18       Reversion or Adjustment of Plans for Postretirement Benefits (PRB)  OCT 1997
                Other than Pensions
52.215-19       Notification of Ownership Changes                                   OCT 1997
52.216-7        Allowable Cost And Payment                                          FEB 2002
52.216-8        Fixed Fee                                                           MAR 1997
52.219-6        Notice Of Total Small Business Set-Aside                            JUL 1996
52.219-8        Utilization of Small Business Concerns                              OCT 2000
52.219-14       Limitations On Subcontracting                                       DEC 1996
52.222-2        Payment For Overtime Premiums                                       JUL 1990
52.222-3        Convict Labor                                                       AUG 1996
52.222-21       Prohibition Of Segregated Facilities                                FEB 1999
52.222-26       Equal Opportunity                                                   APR 2002
52.222-35       Equal Opportunity For Special Disabled Veterans, Veterans of the    DEC 2001
                Vietnam Era and Other Eligible Veterans
52.222-36       Affirmative Action For Workers With Disabilities                    JUN 1998
52.222-37       Employment Reports On Special  Disabled Veterans, Veterans Of The   DEC 2001
                Vietnam Era and Other Eligible Veterans
52.223-6        Drug Free Workplace                                                 MAY 2001
52.223-14       Toxic Chemical Release Reporting                                    OCT 2000
52.225-11       Buy American Act--Balance of Payments Program--Construction         FEB 2002
                Materials Under Trade Agreements
52.225-13       Restrictions on Certain Foreign Purchases                           JUL 2000
52.226-1        Utilization Of Indian Organizations And Indian-Owned Economic       JUN 2000
                Enterprises
52.227-1 Alt I  Authorization And Consent (Jul 1995) -  Alternate I                 APR 1984
52.227-2        Notice And Assistance Regarding Patent And Copyright Infringement   AUG 1996

                                                                DASG60-02-C-0029

                                                                   Page 14 of 17

52.227-11       Patent Rights--Retention By The Contractor (Short Form)             JUN 1997
52.228-7        Insurance--Liability To Third Persons                               MAR 1996
52.232-9        Limitation On Withholding Of Payments                               APR 1984
52.232-17       Interest                                                            JUN 1996
52.232-22       Limitation Of Funds                                                 APR 1984
52.232-23       Assignment Of Claims                                                JAN 1986
52.232-25       Prompt Payment                                                      FEB 2002
52.232-33       Payment by Electronic Funds Transfer--Central Contractor            MAY 1999
                Registration
52.233-1        Disputes                                                            DEC 1998
52.233-3 Alt I  Protest After Award (Aug 1996) -  Alternate I                       JUN 1985
52.237-10       Identification of Uncompensated Overtime                            OCT 1997
52.242-1        Notice of Intent to Disallow Costs                                  APR 1984
52.242-3        Penalties for Unallowable Costs                                     MAY 2001
52.242-4        Certification of Final Indirect Costs                               JAN 1997
52.242-13       Bankruptcy                                                          JUL 1995
52.243-2 Alt V  Changes--Cost-Reimbursement (Aug 1987) -  Alternate V               APR 1984
52.244-2 Alt I  Subcontracts (Aug 1998) -  Alternate I                              AUG 1998
52.244-5        Competition In Subcontracting                                       DEC 1996
52.245-5        Government Property (Cost-Reimbursement Time-And-Materials, Or      JAN 1986
                Labor Hour Contracts)
52.246-23       Limitation Of Liability                                             FEB 1997
52.246-24       Limitation Of Liability-High Value Items                            FEB 1997
52.246-25       Limitation Of Liability--Services                                   FEB 1997
52.247-1        Commercial Bill Of Lading Notations                                 APR 1984
52.249-6        Termination (Cost Reimbursement)                                    SEP 1996
52.249-14       Excusable Delays                                                    APR 1984
52.252-6        Authorized Deviations In Clauses                                    APR 1984
52.253-1        Computer Generated Forms                                            JAN 1991
252.203-7001    Prohibition On Persons Convicted of Fraud or Other                  MAR 1999
                Defense-Contract-Related Felonies
252.203-7002    Display Of DOD Hotline Poster                                       DEC 1991
252.204-7000    Disclosure Of Information                                           DEC 1991
252.204-7003    Control Of Government Personnel Work Product                        APR 1992
252.204-7004    Required Central Contractor Registration                            NOV 2001
252.205-7000    Provisions Of Information To Cooperative Agreement Holders          DEC 1991
252.209-7000    Acquisition From Subcontractors Subject To On-Site Inspection Under NOV 1995
                The Intermediate Range Nuclear Forces (INF) Treaty
252.209-7004    Subcontracting With Firms That Are Owned or Controlled By The       MAR 1998
                Government of a Terrorist Country
252.215-7000    Pricing Adjustments                                                 DEC 1991
252.215-7002    Cost Estimating System Requirements                                 OCT 1998
252.219-7003    Small, Small Disadvantaged and Women-Owned Small Business           APR 1996
                Subcontracting Plan (DOD Contracts)
252.225-7012    Preference For Certain Domestic Commodities                         AUG 2000
252.225-7026    Reporting Of Contract Performance Outside The United States         JUN 2000
252.225-7031    Secondary Arab Boycott Of Israel                                    JUN 1992
252.227-7016    Rights in Bid or Proposal Information                               JUN 1995
252.227-7017    Identification and Assertion of Use, Release, or Disclosure         JUN 1995
                Restrictions
252.227-7018    Rights in Noncommercial Technical Data and Computer Software--Small JUN 1995
                Business Innovation Research (SBIR) Program
252.227-7019    Validation of Asserted Restrictions--Computer Software              JUN 1995
252.227-7027    Deferred Ordering Of Technical Data Or Computer Software            APR 1988
252.227-7030    Technical Data--Withholding Of Payment                              MAR 2000

                                                                DASG60-02-C-0029

                                                                   Page 15 of 17

252.227-7034    Patents--Subcontracts                                               APR 1984
252.227-7037    Validation of Restrictive Markings on Technical Data                SEP 1999
252.227-7039    Patents--Reporting Of Subject Inventions                            APR 1990
252.235-7010    Acknowledgment of Support and Disclaimer                            MAY 1995
252.235-7011    Final Scientific or Technical Report                                SEP 1999
252.242-7000    Postaward Conference                                                DEC 1991
252.242-7004    Material Management And Accounting System                           DEC 2000
252.243-7002    Requests for Equitable Adjustment                                   MAR 1998
252.245-7001    Reports Of Government Property                                      MAY 1994
252.247-7023    Transportation of Supplies by Sea                                   MAR 2000
252.247-7024    Notification Of Transportation Of Supplies By Sea                   MAR 2000

CLAUSES INCORPORATED BY FULL TEXT

52.244-6     SUBCONTRACTS FOR COMMERCIAL ITEMS (DEC 2001)

(a) Definitions.  As used this clause--

"Commercial item", has the meaning contained in the clause at 52.202-1, Definitions.

"Subcontract", includes a transfer of commercial items between divisions, subsidiaries, or affiliates of the Contractor or subcontractor at any tier.

(b) To the maximum extent practicable, the Contractor shall incorporate, and require its subcontractors at all tiers to incorporate, commercial items or nondevelopmental items as components of items to be supplied under this contract.

(c)(1) The Contractor shall insert the following clauses in subcontracts for commercial items:

(i) 52.219-8, Utilization of Small Business Concerns (OCT 2000) (15 U.S.C. 637(d)(2) and (3)), in all subcontracts that offer further subcontracting opportunities. If the subcontract (except subcontracts to small business concerns) exceeds $500,000 ($1,000,000 for construction of any public facility), the subcontractor must include 52.219-8 in lower tier subcontracts that offer subcontracting opportunities.

(ii)  52.222-26, Equal Opportunity (FEB 1999) (E.O. 11246).

(iii) 52.222-35, Equal Opportunity for Special Disabled Veterans, Veterans of the Vietnam Era and Other Eligible Veterans (DEC 2001) (38 U.S.C. 4212(a)).

(iv) 52.222-36, Affirmative Action for Workers with Disabilities (JUN 1998) (29 U.S.C. 793).

(v) 52.247-64, Preference for Privately Owned U.S.-Flagged Commercial Vessels (JUN 2000) (46 U.S.C. Appx 1241) (flowdown not required for subcontracts awarded beginning May 1, 1996).

(2) While not required, the Contractor may flow down to subcontracts for commercial items a minimal number of additional clauses necessary to satisfy its contractual obligations.

(d) The Contractor shall include the terms of this clause, including this paragraph (d), in subcontracts awarded under this contract.

(End of clause)
52.252-2      CLAUSES INCORPORATED BY REFERENCE (FEB 1998)

                                                                DASG60-02-C-0029

This contract incorporates one or more clauses by reference, with the same force and effect as if they were given in full text. Upon request, the Contracting Officer will make their full text available. Also, the full text of a clause may be accessed electronically at this/these address(es):

www.arnet.gov

252.227-7036      DECLARATION OF TECHNICAL DATA CONFORMITY (JAN 1997)

All technical data delivered under this contract shall be accompanied by the following written declaration:

The Contractor, ____________________, hereby declares that, to the best of its knowledge and belief, the technical data delivered herewith under Contract No. _________________ is complete, accurate, and complies with all requirements of the contract.

Date ____________________________________

Name and Title of Authorized Official ____________________

(End of clause)

                                                                DASG60-02-C-0029

SECTION J List of Documents, Exhibits and Other Attachments

          PART III - LIST OF DOCUMENTS, EXHIBITS, AND OTHER ATTACHMENTS

                         SECTION J - LIST OF ATTACHMENTS

                   TITLE                                                        DATE             # OF PAGES
-------------------------------------------------                              ------            ----------
Contract Data Requirements List (DD Form 1423)                                                       5
 Exhibit A with Distribution List, and
 Data Item Descriptions (DD Forms 1664)
 The DIDs are available on the USASMDC
 Web site at http://www.smdc.army.mil.  Click on
 Business, Click on Small Business Innovative Research (SBIR).

Small Business Innovation Research Program Proposal                            4 Apr 02              2
 titled, "Silicon Brain Initiative,"  page 2 through 3,
 incorporated herein by reference.

Contractor's Representations and Certifications are incorporated herein by reference.

Public Voucher for Purchases and Services                                        NA                  3
 Other than Personal/Standard Form 1034
 (Sample and Blank Form)

            AMENDMENT OF SOLICITATION/MODIFICATION OF CONTRACT          1.CONTRACT ID CODE                          PAGE OF PAGES
                                                                                                                       1     2
2. AMENDMENT/MODIFICATION NO.               3. EFFECTIVE DATE   4.REQUISITION/PURCHASE REQ. NO.  5. PROJECT NO. (If applicable)
P00001                                         14-Jun-2002         VH2A935000-01
------------------------------------------------------------------------------------------------------------------------------------
6. ISSUED BY                            CODE W31RPD                7. ADMINISTERED BY (If other than item 6)      CODE S0513A
  US ARMY SPACE AND MISSILE DEFENSE                                DCM-SANTA ANA
  SMDC-CM-AK, BAUGH                                                 34 CIVIC CENTER PLAZA
  258-955-1254                                                     P.O. BOX C 12700
  PO BOX 1500                                                      SANTA ANA CA 92712-2700
  HUNTSVILLE AL 35807-3801
------------------------------------------------------------------------------------------------------------------------------------
8. NAME AND ADDRESS OF CONTRACTOR (No., Street, County, State and Zip code)                   [ ]  9A. AMENDMENT OF SOLICITATION NO.
   IRVINE SENSORS CORPORATION                                                                  -------------------------------------
   3001 RED HILL AVENUE                                                                       [ ]  9B. DATED (SEE ITEM 11)
   BLDG 4                                                                                      -------------------------------------
   COSTA MESA CA 92628-0000                                                                   [X]  10A. MOD OF CONTRACT/ORDER NO.
                                                                                                   DASG60-02-C-0029
                                                                                               -------------------------------------
                                                                                              [ ]  10B. DATED (SEE ITEM 13)
-----------------------------------------------------------------------------------------------    07-May-2002
CODE 54266                                  FACILITY CODE
------------------------------------------------------------------------------------------------------------------------------------
                             11. THIS ITEM ONLY APPLIES TO AMENDMENTS OF SOLICITATIONS
------------------------------------------------------------------------------------------------------------------------------------
[ ] The above numbered solicitation is amended as set forth in item 14.                        [ ] is extended [ ] is not extended
    The hour and date specified for receipt of offer
    Offer must acknowledge receipt of this amendment prior to the hour and date specified in the solicitation or as amended by one of the following methods:
    (a) By completing Items 8 and 15, and returning   __________ copies of the amendment; (b) By acknowledging
    receipt of this amendment on each copy of the offer submitted;
    or (c) By separate letter or telegram which includes a reference to the solicitation and amendment numbers.
    FAILURE OF YOUR ACKNOWLEDGEMENT TO BE RECEIVED AT THE PLACE DESIGNATED FOR THE RECEIPT OF OFFERS PRIOR TO
    THE HOUR AND DATE SPECIFIED MAY RESULT IN REJECTION OF YOUR OFFER. If by virtue of this amendment you desire to change an offer already submitted, such change may be made by telegram or letter, provided each telegram or letter makes reference to the solicitation and this amendment, and is received prior to the opening hour and date specified.
------------------------------------------------------------------------------------------------------------------------------------
12. ACCOUNTING AND APPROPRIATION DATA (If required)
    See schedule
------------------------------------------------------------------------------------------------------------------------------------
                                            13. THIS ITEM APPLIES ONLY TO MODIFICATIONS OF CONTRACTS/ORDERS.
                                                IT MODIFIES THE CONTRACT/ORDER NO. AS DESCRIBED IN ITEM 14.
------------------------------------------------------------------------------------------------------------------------------------
[ ] A. THIS CHANGE ORDER IS ISSUED PURSUANT TO: (Specify authority) THE CHANGES SET FORTH IN ITEM 14 ARE MADE IN THE
       CONTRACT ORDER NO. IN ITEM 10A.
------------------------------------------------------------------------------------------------------------------------------------
[ ] B. THE ABOVE NUMBERED CONTRACT/ORDER IS MODIFIED TO REFLECT THE ADMINISTRATIVE CHANGES (such as changes in paying office, appropriation date, etc.) SET FORTH IN ITEM 14, PURSUANT TO THE AUTHORITY OF FAR 43.103(B).
------------------------------------------------------------------------------------------------------------------------------------
[ ] C. THIS SUPPLEMENTAL AGREEMENT IS ENTERED INTO PURSUANT TO AUTHORITY OF:
------------------------------------------------------------------------------------------------------------------------------------
[X] D. OTHER (Specify type of modification and authority)
    UNILATERAL: Pursuant to DFARS 252.232-7007
------------------------------------------------------------------------------------------------------------------------------------
E  IMPORTANT     Contractor [X]  is not, [ ] is required to sign this document and return   _______ copies to the issuing office.
------------------------------------------------------------------------------------------------------------------------------------
14 DESCRIPTION OF AMENDMENT /MODIFICATION (Organized by UCF section headings, including solicitation/contract subject matter where feasible.)
SEE PAGE 2.


Except as provided herein, all terms and conditions of the document referenced in Item 9A or 10A, as heretofore changed, remains unchanged and in full force and effect.
------------------------------------------------------------------------------------------------------------------------------------
15A. NAME AND TITLE OF SIGNER (Type or print)                   16A. NAME AND TITLE OF CONTRACTING OFFICER (Type or print)
     John C. Carson, President                                  NICOLE BAUGH/CONTRACTING OFFICER
------------------------------------------------------------------------------------------------------------------------------------
15B. CONTRACTOR/OFFEROR                      15C. DATE SIGNED    16B. UNITED STATES OF AMERICA    16C. DATE SIGNED
     Irvine Sensors Corporation                  6/14/02
     /s/ John C. Carson                                              BY: /s/ Nicole Baugh        14-Jun-2002
     -----------------------------                                   -------------------------
     (Signature of person authorized to sign)                        (Signature of contracting officer)
------------------------------------------------------------------------------------------------------------------------------------
EXCEPTION TO SF 30                                        30-105-04                                    STANDARD FORM 30 (Rev. 10-83)
APPROVED BY OIRM 11-84                                                                                 Prescribed by GSA
                                                                                                       FAR (48 CFR) 53.243

                                                                DASG60-02-C-0029
                                                                          P00001
                                                                     Page 2 of 2

SECTION  SF 30 BLOCK 14 CONTINUATION PAGE

SUMMARY OF CHANGES

Changes in Section G

Summary for the Payment Office

As a result of this modification, the total funded amount of the contract is increased by $308,998.00 from $650,000.00 to $958,998.00

CLIN :0001
AA: 972 0400.2501 36-6011 P30603175C00 255Y VH2A935000 S01021 VH2A93500/2HHA13/H
is increased by $308,998.00 from $650,000.00 to $958,998.00